Exhibit 99.1

LKQ Corporation Achieves Moody’s Investment Grade Issuer Rating of Baa3 with stable outlook

Chicago, IL (June 3, 2022) -- LKQ Corporation (Nasdaq: LKQ), a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles, announced that Moody's Investors Service (“Moody's”) assigned a Baa3 Issuer Rating to LKQ Corporation (LKQ), upgraded the rating on LKQ European Holdings B.V.'s senior unsecured notes to Baa3, and upgraded the rating on LKQ Italia Bondco S.p.A.'s senior unsecured notes to Baa3. The outlooks are stable.

As a consequence of the ratings upgrade from Moody’s and the upgraded rating provided by S&P in April 2022, the current credit rating of LKQ European Holdings B.V.'s and LKQ Italia Bondco S.p.A.'s senior unsecured notes (collectively, “the Notes”) is an investment grade rating as defined in the indentures governing the Notes. Pursuant to the terms of the indenture governing the Notes, a Covenant Suspension Event has occurred. During a Covenant Suspension Event, LKQ and its subsidiaries will no longer be required to comply with certain restrictive covenants under the indentures including the limitation on asset disposition, the limitation on restricted payments, certain limitations on sale and leaseback transactions, and the requirement to include additional Note guarantees for newly formed or acquired subsidiaries.

“This upgrade from Moody’s to investment grade is a true validation of the implementation of our operational excellence program, the resiliency of our business model, and the disciplined execution of our strategy,” said Varun Laroyia, Executive Vice President and Chief Financial Officer.

About LKQ Corporation

LKQ Corporation (www.lkqcorp.com) is a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles. LKQ has operations in North America, Europe and Taiwan. LKQ offers its customers a broad range of OE recycled and aftermarket parts, replacement systems, components, equipment, and services to repair and accessorize automobiles, trucks, and recreational and performance vehicles.

Forward Looking Statements

Statements and information in this press release that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act.

Forward-looking statements include, but are not limited to, statements regarding our outlook, guidance, expectations, beliefs, hopes, intentions and strategies. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to us at the time the statements are made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

You should not place undue reliance on our forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by our forward-looking statements include, among others, major events affecting the bond markets, changes in interest rates, changes in our cash position or cash requirements for other purposes, general market conditions, and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

Contact:
Joseph P. Boutross
Vice President, Investor Relations
LKQ Corporation
(312) 621-2793
jpboutross@lkqcorp.com
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